[LOGO] OSTEOTECH INC.
       Innovators in Musculoskeletal Science

The Management
Performance Bonus Plan

Osteotech, Inc.
============================================
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                                                              June 1998




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Highlights of the Senior Management
Performance Bonus Plan
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     Osteotech's Performance Bonus Plan is designed to focus attention on and motivate the achievement of important Company and individual goals.

     This booklet explains how the Performance Bonus Plan works. It will answer many of your questions about the mechanics of the Plan and provide the information you need to understand how performance affects your earnings.

     If, after reading the booklet, you have questions about the plan, contact the Director of Human Resources at (732) 544-6225.

ELIGIBILITY

     Position responsibilities and the ability to directly influence Company performance are the key criteria used to determine Performance Bonus Plan participation.

     Eligibility to participate in the Performance Bonus Plan is extended to Senior Managers in salary grades 16 and 17. Eligibility for an award is based on individual performance rating and the Company's PBT results.

PLAN EFFECTIVE
DATE

     The plan is effective January 1, 1998. This plan supersedes all prior programs and previously agreed to terms for incentive compensation.

PLAN OBJECTIVES

     The Performance Bonus Plan rewards the achievement of pre-established annual OTI and individual goals by providing the opportunity for a cash award when the goals are achieved.

     Osteotech's Performance Bonus Plan is designed to:

     1.   Focus attention on the achievement of annual business results.

     2. Support the objective-setting processes--awards are tied to the accomplishment of OTI business objectives.

     3.   Reward significant contributions to Osteotech's success.

     4.   Attract and retain high-performing Senior Managers.


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Highlights of the Senior Management
Performance Bonus Plan
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OTI AND INDIVIDUAL
PERFORMANCE
DETERMINE ACTUAL
AWARD

     The Performance Bonus Plan is based on achieving annual OTI and individual performance objectives.

     o OTI performance is measured by OTI profit before taxes (PBT). PBT goals are set each year in the annual planning process.

     o Individual objectives are established in conjunction with OTI's annual performance planning process.

EACH PARTICIPANT
HAS A TARGET
INCENTIVE
OPPORTUNITY

     As a participant in the Plan, you have a target award opportunity equal to a percentage of your annual salary. The target award opportunity is the amount that would be paid if OTI and individual results meet pre-established performance goals / standards.

     The target opportunity differs from the actual payout.

     o The opportunity is the amount available for meeting all performance goals.

     o The actual payout is the amount paid to you based on the level of performance achieved. The payout may be higher, lower, or equal to your target opportunity.

Target Opportunity Is a
Percent of Salary

     Your target incentive opportunity is calculated as a percentage of your salary. For Senior Managers in Grades 16 and 17, the target incentive opportunity will range from 10% to 20%.

     For example, if your salary is $90,000, and your target incentive opportunity percentage is 15%, your target incentive opportunity would be $13,500 ($90,000 x .15 = $13,500).

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Highlights of the Senior Management
Performance Bonus Plan
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The Target Percentage
Is Based on Position
Criteria and Individual
Performance History

     In surveying benchmark positions, we found our pay mix was skewed towards base pay and, as a result, was less competitive in the incentive area. Our new plan has a stronger focus on incentives.

     Your exact target percentage (ranging from 10% to 20%) is based on five criteria. The criteria are shown below. Three of the criteria are influenced by your position; two are influenced by your performance. Another element considered is competitive pay mix. All targets are reviewed to ensure they are appropriate vis-a-vis competitive incentive opportunities.


                          YOUR POSITION AND PERFORMANCE
                    DETERMINE YOUR SPECIFIC TARGET PERCENTAGE


                                                          Individual
       Position Criteria                             Performance Criteria

       Potential Impact on
        Business Results
     -----------------------       Target           Sustained Contribution
       Potential Strategic        Incentive         -----------------------
            Influence            Opportunity           Responsiveness to
     -----------------------          %              Performance Planning,
       Potential External                              Goal Setting, and
          Market Impact                                   Teamwork

     Each of the factors is assessed along a continuum. The assessment determines where a position should be rated with respect to each criterion. This assessment helps to determine a participant's target incentive percentage. This target incentive percentage may change from year to year based on the continual evaluation of factors.

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Highlights of the Senior Management
Performance Bonus Plan
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     The definitions of the criteria are shown in the continuum below.


                                EACH CRITERION IS
                         ASSESSED ALONG A RELATIVE RANGE

                                                    ----------------------------------------------------
                                                                         Continuum
-------------------------- ------------------------ ----------------- ---------------- -----------------
     Position Criteria           Definition               Low             Medium             High
-------------------------- ------------------------ ----------------- ---------------- -----------------
Potential Impact on        Degree, directness,      o Indirect        Some direct      Direct and/or
Business Results           and measurability of       and/or          impact           significant
                           impact on annual                                            impact
                           business goals (e.g.,    o Moderate                         (measurable)
                           sales, profits, market     and/or
                           share)
                                                    o Unmeasurable

--------------------------------------------------------------------------------------------------------
Potential Strategic        Impact on medium- and    Low to moderate   Significant      Decisions
Influence                  long-term business                         and necessary    directly drive
                           planning and strategy                                       long-term
                                                                                       strategy
--------------------------------------------------------------------------------------------------------
Potential External         Impact on OTI's market   Low to moderate   Significant      Significant,
Market Impact              reputation via                                              direct
                           interaction with                                            measurable
                           customers, suppliers,                                       impact
                           or investors
--------------------------
       Individual
       Performance
        Criteria
--------------------------

Sustained Performance      Success and              Usually meets     Consistently     Consistently
                           consistency in           expectations      meets or         exceeds
                           performing to                              exceeds          expectations
                           expectations                               expectations
--------------------------------------------------------------------------------------------------------
Responsiveness to          Orientation towards      Individual        Some link        Strong link
Performance Planning/      goal-driven results.     behavior not      between goals    between goals
Goal Setting/Teamwork      Includes overall team    shaped by         and individual   and individual
                           orientation in           goals. Marginal   behavior,        behavior;
                           planning and working     team orientation  though goals     highly
                           towards OTI objectives                     are not the      motivated by
                                                                      primary driver   opportunity to
                                                                      of behavior.     "stretch."
                                                                      Team aware and   Teamwork
                                                                      supportive       evidenced in
                                                                                       all possible
                                                                                       settings


     Teamwork in the final criterion refers to an individual's willingness to cooperate in team settings. Teamwork is evidenced by specific work place behavior identifiable by the immediate manager.

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Highlights of the Senior Management
Performance Bonus Plan
============================================
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     Each year, your manager immediate manager will recommend a specific target opportunity percentage based on a careful assessment of your position and your performance. The recommendation is a judgment by the manager: there is no formula to determine the outcome. Once this step is complete, your immediate manager will forward the work sheet to Human Resources. The President and HR Director will review the worksheet's proposed incentive target to assure consistency and balance. Final approval will come from the President / CEO.

     An example of an assessment and judgment is shown below.

                       MANAGEMENT JUDGMENT WILL DETERMINE
                     SPECIFIC TARGET OPPORTUNITY PERCENTAGE

                    ================================================================================
                                                       Continuum
                    ================================================================================

                    ==========                         =========                          =========
                       Low                              Medium                               High
                    ==========                         =========                          =========
     Impact on
     Business                      X
     Results

    Strategic                                X
    Influence

     External            X
    Influence

    Sustained                                                                     X
  Contribution

  Responsiveness                                     X
 to Performance
 Planning/Goal
Setting/Teamwork

====================================================================================================
  Target
Opportunity                                      X
                    10%-13%                               13%-17%                       17%-20%
====================================================================================================

     In the example shown, the participant places between low and medium on the continuum. The recommended target opportunity is 14%.


Target Opportunity Is
Split into Two
Components

     A portion of your target award is allocated to both OTI and Individual performance results as shown here:

     o    OTI performance determines 75% of the award.

     o    Individual performance determines 25% of the award.

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Highlights of the Senior Management
Performance Bonus Plan
============================================
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     As shown below, using the example of a $13,500 target award opportunity, you could earn 75% or $10,125 for OTI performance and 25% or $3,375 for individual performance.


                              ---------------------
                                Target Incentive
                                   Opportunity
                              (e.g., 15% of Salary)
                              ---------------------
                                     $13,500
             75%                                                25%
     ---------------------                             ---------------------
          OTI Goal                                        Individual Goals
          (OTI PBT)
     ---------------------                             ---------------------
          $10,125                                              $3,375


OPPORTUNITY FOR
PAYOUT BEYOND
TARGET
OPPORTUNITY

     If Corporate performance exceeds expectations, your actual payout can exceed the target opportunity. In fact, your actual payout can reach more than one-and-one-quarter (1.25+) times your target opportunity based on actual results achieved.

     Conversely, your actual payout can be less than the target opportunity if OTI and individual performance fall below expectations. If performance fails to meet minimum expectations, it is possible that no payout will be provided. (See explanation of "Performance Gate" below.)

     The total payout potential is explained in the Award Components section.


PERFORMANCE GATE

     The plan has a performance "gate," which specifies minimal acceptable performance that must be achieved before any award will be paid. The performance gate is as follows:

     o Your individual performance rating cannot be "Unsatisfactory" to qualify for an annual incentive payout.


     The gate applies to the total award. For example, if individual performance were rated "Unsatisfactory" both the OTI and individual components are forfeited.

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                                      E-8
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Award Components
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OTI COMPONENT

     OTI performance will be measured by OTI's profit before taxes (PBT).

     In determining results, non-recurring losses and/or windfalls will be excluded from the calculations.

     PBT was chosen as the OTI financial measure because plan participants can directly influence its results. The goal will be established each year in conjunction with Osteotech's annual planning process.


RANGE OF EXPECTED
PERFORMANCE

     At the beginning of each year, a range of performance will be established for PBT. This range will be anchored by three levels of performance:

     o Goal, or planned level of performance. This represents 100% of goal achievement.

     o Threshold, or minimum level of performance. Some amount will be paid for performance at threshold. However, if PBT fails to reach the threshold, no award will be paid for OTI performance.

     o Maximum level of performance. If PBT reaches or exceeds maximum, the highest possible award for the OTI component will be paid.

     As shown in the chart, to achieve your target incentive opportunity for OTI performance, PBT results must reach 100% of budget.


     ---------------------------------------------------------------------------
                 Actual PBT     Award as a % of          Example: If Target
                  as a % of       OTI Target       Opportunity for OTI Component
                   Budget         Opportunity       Is $10,125, Payout Would Be:
                 ----------     ---------------    -----------------------------
     Threshold        75%             50%                      $ 5,063
                      80              60                         6,075
                      90              80                         8,100
          Goal       100             100                        10,125
                     105             111                        11,239
                     110             127                        12,859
       Maximum       115             150                        15,188
     ---------------------------------------------------------------------------

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Award Components
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INDIVIDUAL
COMPONENT

     Twenty-five percent of your target award opportunity will be based on your individual performance.

     At the beginning of each year, you and your Manager will establish individual performance objectives in conjunction with OTI's performance planning process.

     At the end of the year, your Manager will assess your results against these objectives and determine an overall performance rating for your individual performance. Your results and your performance rating will determine your individual payout.

     In the chart below, the award payout percentages are guidelines. Managers will use their judgment to determine the amount of the award within the ranges shown, based on the results achieved. Managers will also be able to adjust for the impact of critical, unplanned achievements over the year.

-------------------------------------------------------------------------------
                                Payout as a            Example: If Target
                                Percent of         Opportunity for Individual
                             Individual Target        Component Is $3,375,
         Rating                 Opportunity         Payout Could Range From:
     ----------------        -----------------     --------------------------
     Outstanding                   100%                 $2,700 -- $3,375

     Highly Effective           90% -- 100%              3,038 -- 3,375

     Effective                  75% -- 90%               2,531 -- 3,038

     New to Position           Discretionary                   N/A

     Needs Improvement           0% -- 50%                 0 -- 1,688

     Unsatisfactory                 0%
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Award Determination
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EARNINGS EXAMPLE

     The following hypothetical examples demonstrate the earnings opportunities under the plan for the same Senior Manager under two different performance scenarios.

Assume:

     o Senior Manager has a base salary of $90,000 and a target award of 15%, or $13,500.

     o    The award calculation is as follows.

                  --------------------------------------------
                        Target Award Opportunity: $13,500
                  --------------------------------------------
                  Goals              Weight      Target Amount
                  ----------------   ------      -------------
                  OTI PBT              75%         $10,125

                  Individual Goals     25            3,375
                  ============================================

-------------------------------------------------------------------------------
                             Performance Scenario A
-------------------------------------------------------------------------------
                                  Actual Results                     Incentive
           Goals                   versus Goal     Payout Percent     Amount
----------------------------      --------------   --------------    ---------
OTI PBT                                110%             127%         $12,859(1)

Individual                           Effective           80          + 2,700(2)
                                                                     -------
Total Annual Incentive Award                                         $15,559
===============================================================================

-------------------------------------------------------------------------------
                             Performance Scenario B
-------------------------------------------------------------------------------
                                  Actual Results                     Incentive
           Goals                   versus Goal     Payout Percent     Amount
----------------------------      --------------   --------------    ---------
OTI PBT                                90%               80%         $ 8,100

Individual                         Outstanding          100          + 3,750
                                                                     -------
Total Annual Incentive Award                                         $11,475
===============================================================================


----------
(1) Target award ($13,500) x weighting (75%) = $10,125 x payout percent (127%) = $12,859.

(2) Target award ($13,500) x weighting (25%) = $3,375 x payout percent (80%) = $2,700.

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Administrative Details
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APPROVAL OF
AWARDS

     The Manager to whom a participant reports will recommend individual awards. The final approval comes from the President / CEO of OTI.

ELIGIBILITY FOR
PAYMENT

     Eligibility to participate in the Performance Bonus Plan is extended to Managers and Directors who have been functioning in a Grade 16 or 17 for at least three months during the plan year. Awards will be prorated based on months of eligibility. Voluntary resignation, prior to the payment of Performance Bonus, precludes receipt of any award.

     Eligible participants must be actively employed to receive the Performance Bonus. However, if a participant retires, dies, or becomes permanently disabled during the plan year, a pro-rata award will be paid based on the time worked during the year. This award may be granted at 100% at the discretion of the President and CEO.

     Individuals who are promoted or hired into grade 16 or 17 in the last quarter of the year will not be eligible for an award that year. Eligibility for these individuals will commence with the subsequent plan year.

     Terminations and resignations will cause an individual to be ineligible for any payment not already received. In the event of an involuntary termination without cause (layoff), a pro-rated payout may be made.

PLAN CHANGES

     Each year, management reserves the right to reassess the terms and conditions of the plan and revise the plan design and components.


AWARD
DETERMINATION

     Initial payments will be made in early to mid-December. These payments will equal 95% of the anticipated payout based on the Company's Business Results
     (PBT). Final awards will be determined and paid, as early as possible, following the year-end close and audit.

     ---------------------------------------------------------------------------
       This booklet is intended to describe the 1998 Annual Incentive Plan but does not create a contract between you and Osteotech, Inc.
          If differences exist between this booklet and the legal plan document, the legal plan document will prevail.
     ---------------------------------------------------------------------------


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                                    PROPOSED
                         PBT ACHIEVEMENT & BONUS PAYOUT
                         ------------------------------

                             PBT              % PAYOUT             delta
                             ---              --------             -----
LESS THAN                    75                   0
                             75                  50                  50
                             76                  52                   2
                             77                  54                   2
                             78                  56                   2
                             79                  58                   2
                             80                  60                   2
                             81                  62                   2
                             82                  64                   2
                             83                  66                   2
                             84                  68                   2
                             85                  70                   2
                             86                  72                   2
                             87                  74                   2
                             88                  76                   2
                             89                  78                   2
                             90                  80                   2
                             91                  82                   2
                             92                  84                   2
                             93                  86                   2
                             94                  88                   2
                             95                  90                   2
                             96                  92                   2
                             97                  94                   2
                             98                  96                   2
                             99                  98                   2
                            100                 100                   2
                            101                 102                   2
                            102                 104                   2
                            103                 106                   2
                            104                 108                   2
                            105                 111                   3
                            106                 114                   3
                            107                 117                   3
                            108                 120                   3
                            109                 123                   3
                            110                 127                   4
                            111                 131                   4
                            112                 135                   4
                            113                 140                   5
                            114                 145                   5
                            115                 150                   5
MORE THAN                   115                 150


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